UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2019

VPR BRANDS, LP

(Exact name of registrant as specified in its charter)

Delaware	000-54435	45-1740641
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3001 Griffin Road, Fort Lauderdale, FL 33312

(Address of principal executive offices)

(954) 715-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement.

Brikor Note

On February 15, 2019, VPR Brands, LP (the “Company”) issued a senior convertible promissory note in the principal amount of $200,000 (the “Brikor Note”) to Brikor LLC (“Brikor”). The principal amount due under the Brikor Note bears interest at the rate of 18% per annum. The principal amount and accrued but unpaid interest (to the extent not converted in accordance with the terms of the Brikor Note) is due and payable on the third anniversary of the issue date. The Brikor Note and the amounts payable thereunder are unsecured obligations of the Company and shall be senior in right of payment and otherwise to all indebtedness, as provided in the Brikor Note.

At any time after the first anniversary of the issue date, the holder may require the Company, upon at least 30 business days’ written notice, to redeem all or any portion of the Brikor Note. The portion of the Brikor Note subject to redemption will be redeemed by the Company in cash.

The Brikor Note is convertible into common units of the Company. Pursuant to the terms of the Brikor Note, Brikor has the right, at its option, to convert any portion of the outstanding and unpaid Conversion Amount (as hereinafter defined) into common units in accordance with the provisions of the Brikor Note at the Conversion Rate (as hereinafter defined). The number of common units issuable upon conversion of any Conversion Amount will be determined by dividing (x) such Conversion Amount by (y) $0.10 (subject to adjustment as set forth in the Brikor Note) (such result, the “Conversion Rate”). “Conversion Amount” means the sum of (A) the portion of the principal balance of the Brikor Note to be converted with respect to which the determination is being made, (B) accrued and unpaid interest with respect to such principal balance, if any, and (C) the Default Balance (other than any amount thereof within the purview of foregoing clauses (A) or (B)), if any.

If any Event of Default (as defined in the Brikor Note) occurs, upon such occurrence, in addition to all rights and remedies of Brikor under the Brikor Note, applicable law or otherwise, Brikor may, at its option, declare due any or all of the Company’s obligations, liabilities and indebtedness owing to Brikor under the Brikor Note whereupon the then unpaid aggregate balance thereof together with all accrued but unpaid interest thereon as of such date shall immediately be due and payable, together will all expenses of collection thereof. If the foregoing unpaid aggregate balance, accrued interest, expenses and collection costs are not paid upon demand upon the occurrence of an Event of Default (collectively, the “Default Balance”), such Default Balance will bear interest until paid in full at the stated rate plus 8% per annum or the maximum interest rate then permitted under applicable law (whichever is less). From and after maturity, the Default Balance will bear interest until paid in full at the Default Rate.

Daiagi and Daiagi Note

On February 15, 2019, the Company issued a senior convertible promissory note in the principal amount of $200,000 (the “Daiagi and Daiagi Note”) to Mike Daiagi and Mathew Daiagi jointly (the “Daiagis”). The principal amount due under the Daiagi and Daiagi Note bears interest at the rate of 18% per annum. The principal amount and accrued but unpaid interest (to the extent not converted in accordance with the terms of the Daiagi and Daiagi Note) is due and payable on the third anniversary of the issue date. The Daiagi and Daiagi Note and the amounts payable thereunder are unsecured obligations of the Company and shall be senior in right of payment and otherwise to all indebtedness, as provided in the Daiagi and Daiagi Note.

At any time after the first anniversary of the issue date, the holder may require the Company, upon at least 30 business days’ written notice, to redeem all or any portion of the Daiagi and Daiagi Note. The portion of the Daiagi and Daiagi Note subject to redemption will be redeemed by the Company in cash.

The Daiagi and Daiagi Note is convertible into common units of the Company. Pursuant to the terms of the Daiagi and Daiagi Note, the Daiagis have the right, at their option, to convert any portion of the outstanding and unpaid Conversion Amount into common units in accordance with the provisions of the Daiagi and Daiagi Note at the Conversion Rate. The number of common units issuable upon conversion of any Conversion Amount will be determined by dividing (x) such Conversion Amount by (y) $0.10 (subject to adjustment as set forth in the Daiagi and Daiagi Note).

If any Event of Default (as defined in the Daiagi and Daiagi Note) occurs, upon such occurrence, in addition to all rights and remedies of the Daiagis under the Daiagi and Daiagi Note, applicable law or otherwise, the Daiagis may, at their option, declare due any or all of the Company’s obligations, liabilities and indebtedness owing to the Daiagis under the Daiagi and Daiagi Note whereupon the then unpaid aggregate balance thereof together with all accrued but unpaid interest thereon as of such date shall immediately be due and payable, together will all expenses of collection thereof. If the foregoing unpaid aggregate balance, accrued interest, expenses and collection costs are not paid upon demand upon the occurrence of an Event of Default, such Default Balance will bear interest until paid in full at the stated rate plus 8% per annum or the maximum interest rate then permitted under applicable law (whichever is less). From and after maturity, the Default Balance will bear interest until paid in full at the Default Rate.

Amber Investments Note

On February 15, 2019, the Company issued a senior convertible promissory note in the principal amount of $200,000 (the “Amber Investments Note”) to Amber Investments LLC (“Amber Investments”). The principal amount due under the Amber Investments Note bears interest at the rate of 18% per annum. The principal amount and accrued but unpaid interest (to the extent not converted in accordance with the terms of the Amber Investments Note) is due and payable on the third anniversary of the issue date. The Amber Investments Note and the amounts payable thereunder are unsecured obligations of the Company and shall be senior in right of payment and otherwise to all indebtedness, as provided in the Amber Investments Note.

At any time after the first anniversary of the issue date, the holder may require the Company, upon at least 30 business days’ written notice, to redeem all or any portion of the Amber Investments Note. The portion of the Amber Investments Note subject to redemption will be redeemed by the Company in cash.

The Amber Investments Note is convertible into common units of the Company. Pursuant to the terms of the Amber Investments Note, Amber Investments has the right, at its option, to convert any portion of the outstanding and unpaid Conversion Amount into common units in accordance with the provisions of the Amber Investments Note at the Conversion Rate. The number of common units issuable upon conversion of any Conversion Amount will be determined by dividing (x) such Conversion Amount by (y) $0.10 (subject to adjustment as set forth in the Amber Investments Note).

If any Event of Default (as defined in the Amber Investments Note) occurs, upon such occurrence, in addition to all rights and remedies of Amber Investments under the Amber Investments Note, applicable law or otherwise, Amber Investments may, at its option, declare due any or all of the Company’s obligations, liabilities and indebtedness owing to Amber Investments under the Amber Investments Note whereupon the then unpaid aggregate balance thereof together with all accrued but unpaid interest thereon as of such date shall immediately be due and payable, together will all expenses of collection thereof. If the foregoing unpaid aggregate balance, accrued interest, expenses and collection costs are not paid upon demand upon the occurrence of an Event of Default, such Default Balance will bear interest until paid in full at the stated rate plus 8% per annum or the maximum interest rate then permitted under applicable law (whichever is less). From and after maturity, the Default Balance will bear interest until paid in full at the Default Rate.

K & S Pride Note

On February 19, 2019, the Company issued a senior convertible promissory note in the principal amount of $200,000 (the “K & S Pride Note”) to K & S Pride Inc. (“K & S Pride”). The principal amount due under the K & S Pride Note bears interest at the rate of 18% per annum. The principal amount and accrued but unpaid interest (to the extent not converted in accordance with the terms of the K & S Pride Note) is due and payable on the third anniversary of the issue date. The K & S Pride Note and the amounts payable thereunder are unsecured obligations of the Company and shall be senior in right of payment and otherwise to all indebtedness, as provided in the K & S Pride Note.

At any time after the first anniversary of the issue date, the holder may require the Company, upon at least 30 business days’ written notice, to redeem all or any portion of the K & S Pride Note. The portion of the K & S Pride Note subject to redemption will be redeemed by the Company in cash.

The K & S Pride Note is convertible into common units of the Company. Pursuant to the terms of the K & S Pride Note, K & S Pride has the right, at its option, to convert any portion of the outstanding and unpaid Conversion Amount into common units in accordance with the provisions of the K & S Pride Note at the Conversion Rate. The number of common units issuable upon conversion of any Conversion Amount will be determined by dividing (x) such Conversion Amount by (y) $0.10 (subject to adjustment as set forth in the K & S Pride Note).

If any Event of Default (as defined in the K & S Pride Note) occurs, upon such occurrence, in addition to all rights and remedies of K & S Pride under the K & S Pride Note, applicable law or otherwise, K & S Pride may, at its option, declare due any or all of the Company’s obligations, liabilities and indebtedness owing to K & S Pride under the K & S Pride Note whereupon the then unpaid aggregate balance thereof together with all accrued but unpaid interest thereon as of such date shall immediately be due and payable, together will all expenses of collection thereof. If the foregoing unpaid aggregate balance, accrued interest, expenses and collection costs are not paid upon demand upon the occurrence of an Event of Default, such Default Balance will bear interest until paid in full at the stated rate plus 8% per annum or the maximum interest rate then permitted under applicable law (whichever is less). From and after maturity, the Default Balance will bear interest until paid in full at the Default Rate.

Surplus Depot Note

On February 20, 2019, the Company issued a senior convertible promissory note in the principal amount of $200,000 (the “Surplus Depot Note”) to Surplus Depot Inc. (“Surplus Depot”). The principal amount due under the K & S Pride Note bears interest at the rate of 18% per annum. The principal amount and accrued but unpaid interest (to the extent not converted in accordance with the terms of the Surplus Depot Note) is due and payable on the third anniversary of the issue date. The Surplus Depot Note and the amounts payable thereunder are unsecured obligations of the Company and shall be senior in right of payment and otherwise to all indebtedness, as provided in the Surplus Depot Note.

At any time after the first anniversary of the issue date, the holder may require the Company, upon at least 30 business days’ written notice, to redeem all or any portion of the Surplus Depot Note. The portion of the Surplus Depot Note subject to redemption will be redeemed by the Company in cash.

The Surplus Depot Note is convertible into common units of the Company. Pursuant to the terms of the Surplus Depot Note, Surplus Depot has the right, at its option, to convert any portion of the outstanding and unpaid Conversion Amount into common units in accordance with the provisions of the Surplus Depot Note at the Conversion Rate. The number of common units issuable upon conversion of any Conversion Amount will be determined by dividing (x) such Conversion Amount by (y) $0.10 (subject to adjustment as set forth in the Surplus Depot Note).

If any Event of Default (as defined in the Surplus Depot Note) occurs, upon such occurrence, in addition to all rights and remedies of Surplus Depot under the Surplus Depot Note, applicable law or otherwise, Surplus Depot may, at its option, declare due any or all of the Company’s obligations, liabilities and indebtedness owing to Surplus Depot under the Surplus Depot Note whereupon the then unpaid aggregate balance thereof together with all accrued but unpaid interest thereon as of such date shall immediately be due and payable, together will all expenses of collection thereof. If the foregoing unpaid aggregate balance, accrued interest, expenses and collection costs are not paid upon demand upon the occurrence of an Event of Default, such Default Balance will bear interest until paid in full at the stated rate plus 8% per annum or the maximum interest rate then permitted under applicable law (whichever is less). From and after maturity, the Default Balance will bear interest until paid in full at the Default Rate.

The foregoing description of the Brikor Note, the Daiagi and Daiagi Note, the Amber Investments Note, the K & S Pride Note, and the Surplus Depot Note is not a complete description of all of the rights and obligations of the parties thereto under the respective documents, and is qualified in its entirety by reference to each of the documents, copies of which is filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 15, 2019, the Company issued the Brikor Note to Brikor, the Daiagi and Daiagi Note to the Daiagis, and the Amber Investments Note to Amber Investments. On February 19, 2019, the Company issued the K & S Pride Note to K & S Pride. On February 20, 2019, the Company issued the Surplus Depot Note to Surplus Depot. The terms of the Brikor Note, the Daiagi and Daiagi Note, the Amber Investments Note, the K & S Pride Note, and the Surplus Depot Note are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

10.1	Promissory Note dated February 15, 2019 issued by VPR Brands, LP to Brikor LLC.
10.2	Promissory Note dated February 15, 2019 issued by VPR Brands, LP to Mike Daiagi and Mathew Daiagi.
10.3	Promissory Note dated February 15, 2019 issued by VPR Brands, LP to Amber Investments LLC.
10.4	Promissory Note dated February 19, 2019 issued by VPR Brands, LP to K & S Pride Inc.
10.5	Promissory Note dated February 20, 2019 issued by VPR Brands, LP to Surplus Depot Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2019	VPR BRANDS, LP

	By:	/s/ Kevin Frija
Kevin Frija
Chief Executive Officer and Chief Financial Officer